Exhibit 99.1

KEMPISTY & COMPANY

CERTIFIED PUBLIC ACCOUNTANTS, P.C.

15 MAIDEN LANE - SUITE 1003 - NEW YORK, NY 10038 - TEL (212) 406-7272 - FAX (212) 513-1930

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors Anhui Province Runji Cement Co., Ltd.

We have audited the accompanying balance sheet of Anhui Province Runji Cement Co., Ltd. as of August 31, 2007 and the related statements of operations and retained earnings and cash flows for each of the years in the two year period ended August 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required at this time, to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Anhui Province Runji Cement Co., Ltd. at August 31, 2007 and the results of its operations and its cash flows for each of the years in the two year period ended August 31, 2007 in conformity with accounting principles generally accepted in the in the United States of America.

Kempisty & Company Certified Public Accountants PC New York, New York October 31, 2007

Anhui Province Runji Cement Co., Ltd.
Balance Sheets

August 31,

2007

Current Assets
Cash and cash equivalents	$ 1,400,479
Accounts receivable, net (Note 3)	3,327,492
Advances (Note 5)	4,002,720
Notes receivable	583,765
Due from related parties	82,419
Inventory (Note 4)	1,698,579
Prepaid expenses and other receivables	800,955

Total Current Assets	11,896,408
Property, plant and equipment, net (Note 6)	31,060,882
Intangible Assets & Deferred Charges (Note 7)	2,807,587

Total Assets	$ 45,764,878

Current Liabilities
Payables and accrued liabilities (Note 8)	$ 7,101,028
Customer deposit	753,293
Short-term loans (Note 9)	1,588,188
Taxes payable	1,318,789
Wages payable	212,982
Due to related parties	3,309

Total Current Liabilities	10,977,589
Due to Related Parties (L/T) (Note 10)	21,527,985

Total Liabilities	32,505,574

Commitments and Contingencies (Note 11)	-

Owners' Equity
Registered capital	7,400,738
Additional paid in capital	4,946,067
Accumulated other comprehensive income	791,614
Retained (unrestricted) earnings	120,885

Total owners' equity	13,259,304

Total Liabilities and Owners' Equity	$ 45,764,878

The accompanying notes are an integral part of these financial statements.

Anhui Province Runji Cement Co., Ltd.
Statements of Operations and Retained Earnings

	Year Ended
	August 31,

	2007	2006

Revenue	$ 30,672,474	$ 14,101,565

Cost of goods sold	27,161,136	13,050,929

Gross Profit	3,511,337	1,050,636

Operating Costs and Expenses:
Selling expenses	231,004	238,424
A&G Expenses:	1,404,031	1,020,950
Depreciation of property, plant and equipment	90,625	27,020

Total operating costs and expenses	1,725,660	1,286,393

Income From Operations	1,785,678	(235,757)
Interest income	(2,564)	(1,733)
Interest expenses	628,878	388,508
Government Subsidies / Grants	(76,263)
Other income (expenses)	3,106	32,705

Income Before Income Taxes	1,232,521	(655,238)
Income taxes	454,644	1,459

Net income	777,877	(656,697)

Retained Earnings - Opening	(656,993)	(296)
Registered Capital Reallocated	-	-
Restriced Earnings Reallocated

Retained Earnings - Ending	120,885	(656,993)

The accompanying notes are an integral part of these financial statements.

Anhui Province Runji Cement Co., Ltd.
Statements of Cash Flows

	Year Ended
	August 31,

	2007	2006

Operating activities
Net income	$ 777,877	$ (656,697)
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
Bad debts	17,271	200,057
Amortization	90,373	-
Depreciation of property, plant and equipment	90,625	75,629
Impairment of assets	215,307	-
Changes in operating assets and liabilities:
Accounts receivable, net	(1,569,981)	(2,358,547)
Advances to suppliers	306,217	4,956,689
Restricted cash	-	-
Other receivables	1,932,217	343,752
Inventory	2,340,317	(3,996,352)
Loan to related parties	(60,722)
Accounts payable and accrued liabilities	(2,065,565)	3,301,501
Customer Deposit	(2,949,535)	3,702,828
Tax payable	1,182,267	142,341

Net cash provided by (used in) operating activities	306,667	5,711,203

Investing activities
Loan to employee
Property, plant and equipment additions	(15,080,403)	(11,430,944)

Net cash provided by (used in) investing activities	(15,080,403)	(11,430,944)

Financing activities
Short term loan proceeds	1,349,768	238,420
Long-term Loans Payable	(67,984)	5,025,488
Loan from related party	14,182,406	-
Paydown of loan from related party
Capital contribution	12,243	316,751

Net cash provided by (used in) financing activities	15,476,433	5,580,660

Effect of exchange rate changes on cash and cash equivalents	635,078	190,090

Increase (decrease) in cash and cash equivalents	1,337,775	51,008

Cash and cash equivalents, beginning of year	62,704	11,697

Cash and cash equivalents, end of year	$ 1,400,479	$ 62,704

The accompanying notes are an integral part of these financial statements.

ANHUI PROVINCE RUNJI CEMENT CO., LTD
NOTES TO FINANCIAL STATEMENTS
(AMOUNTS AND DISCLOSURES AT AND FOR THE YEAR ENDED AUGUST 31, 2007 AND 2006)

NOTE 1 – ORGANIZATION AND NATURE OF BUSINESS

Anhui Province Runji cement Co., Limited (“RUNJI”) was incorporated in the Province of Anhui, PRC in Dec. 2003, registered capital 60 million RMB ,and it is a private enterprise. Mr Zhao Shouren holds it’s 60% shares, and Mr Yang Xuanjun holds it’s 40% shares.

Runji is in the business of cement production and sales.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as well as the reported amounts of revenues and expenses. Actual results could differ from these estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, cash on deposit with various financial institutions in the PRC, and all highly-liquid investments with original maturities of three months or less at the time of purchase.

Accounts Receivable

Accounts receivable are carried at original invoice amount less an estimate made for doubtful accounts based on a review of all outstanding amounts on a monthly basis. Management judgment and estimates are made in connection with establishing the allowance for doubtful accounts. Specifically, the Company analyzes the aging of accounts receivable balances, historical bad debts, customer concentrations, customer credit-worthiness, current economic trends and changes in our customer payment terms. Significant changes in customer concentration or payment terms, deterioration of customer credit-worthiness or weakening in economic trends could have a significant impact on the collectibility of receivables and the Company’s operating results. The allowances for doubtful accounts totaled $200,057 at Aug 31, 2007 and at Aug 31, 2006.

Inventories

Inventories, which are primarily comprised of raw materials, packaging materials, semi-finished goods, and finished goods, are stated at the lower of cost or net realizable value, using the moving average(“MA”) method. Cost being determined on the basis of a moving average. The Company evaluates the need for reserves associated with obsolete, slow-moving and non-salable inventory by reviewing net realizable values on a periodic basis.

ANHUI PROVINCE RUNJI CEMENT CO., LTD
NOTES TO FINANCIAL STATEMENTS
(AMOUNTS AND DISCLOSURES AT AND FOR THE YEAR ENDED AUGUST 31, 2007 AND 2006)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property and Equipment

Property and equipment are recorded at cost and depreciated using the straight-line method, with an estimated 5% salvage value of original cost, over the estimated useful lives of the assets as follows:

building	20 years
manufacturing machinery & equipment	8 years
electronic equipment & automobiles	5 years
office equipment	5 years

Expenditures for repairs and maintenance, which do not improve or extend the expected useful lives of the assets, are expensed as incurred while major replacements and improvements are capitalized.

When property or equipment is retired or disposed of, the cost and accumulated depreciation are removed from the accounts, with any resulting gains or losses being included in net income or loss in the year of disposition.

Impairment of Long-Lived Assets

The Company evaluates potential impairment of long-lived assets, in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, which requires the Company to (a) recognize an impairment loss only if the carrying amount of a long-lived asset is not recoverable from its undiscounted cash flows and (b) measure an impairment loss as the difference between the carrying amount and fair value of the asset. The Company believes that long-lived assets in the accompanying balance sheets are appropriately valued at Aug 31, 2007 and Aug 31,, 2006.

Revenue Recognition

The Company recognizes revenue when the significant risks and rewards of ownership have been transferred pursuant to PRC law, including such factors as when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable, sales and value-added tax laws have been complied with, and collectibility is reasonably assured. The Company generally recognizes revenue when its products are shipped.

Comprehensive Income

The Company has adopted SFAS No. 130, Reporting Comprehensive Income, which establishes standards for reporting and displaying comprehensive income, its components, and accumulated balances in a full-set of general-purpose financial statements. Accumulated other comprehensive income represents the accumulated balance of foreign currency translation adjustments.

ANHUI PROVINCE RUNJI CEMENT CO., LTD
NOTES TO FINANCIAL STATEMENTS
(AMOUNTS AND DISCLOSURES AT AND FOR THE YEAR ENDED AUGUST 31, 2007 AND 2006)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Concentration of Credit Risk

The Company maintains cash balances at various financial institutions in the PRC which do not provide insurance for amounts on deposit.

The Company has not experienced any losses in such accounts and believes it is not exposed to significant credit risk in this area.

The Company operates principally in the PRC and grants credit to its customers in this geographic region. Although the PRC is economically stable, it is always possible that unanticipated events in foreign countries could disrupt the Company’s operations.

Foreign Currency Translation

The functional currency of the Company is the Renminbi (“RMB”), the PRC’s currency. The Company maintains its financial statements using the functional currency. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at rates of exchange prevailing at the balance sheet dates. Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Exchange gains or losses arising from foreign currency transactions are included in the determination of net income (loss) for the respective periods.

For financial reporting purposes, the financial statements of the Company, which are prepared using the RMB, are translated into the Company’s reporting currency, United States Dollars. Balance sheet accounts are translated using the closing exchange rate in effect at the balance sheet date and income and expense accounts are translated using the average exchange rate prevailing during the reporting period. Adjustments resulting from the translation, if any, are included in accumulated other comprehensive income (loss) in stockholder’s equity.

The exchange rates for the balance sheets in effect at Aug 31, 2007 and Aug 31, 2006 were RMB 1 for $0.12887 and $0.12548, respectively.

Fair Value of Financial Instruments

The Company's financial instruments include cash equivalents, accounts receivable, other receivables, accounts payable, accrued expenses, value-added taxes, short-term and long-term bank loans, and loans payable to related parties. The carrying amounts of financial instruments other than long-term obligations approximate fair value due to their short maturities. Long-term obligations approximate fair value based upon rates currently available for similar instruments.

ANHUI PROVINCE RUNJI CEMENT CO., LTD
NOTES TO FINANCIAL STATEMENTS
(AMOUNTS AND DISCLOSURES AT AND FOR THE YEAR ENDED AUGUST 31, 2007 AND 2006)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities-Including an amendment of FASB Statement No. 115, (“SFAS No. 159”). SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value. Most of the provisions of this Statement apply only to entities that elect the fair value option. However, the amendment to FASB Statement No. 115, “Accounting for Certain Investments in Debt and Equity Securities,” (“SFAS No. 115”), applies to all entities with available-for-sale and trading securities. SFAS No. 159 is effective for the

The Company is currently evaluating the impact of this new pronouncement on its consolidated financial statements.

NOTE 3 – ACCOUNTS RECEIVABLE & NOTES RECEIVABLE

31-Aug-07

Notes Receivable	$ 583,765

Accounts Receivable –Trade	$ 3,558,362
Allowance for Doubtful Accounts	(230,870)

$ 3,327,492

NOTE 4 – INVENTORY

Inventory consists of the following:
31-Aug-07

Raw Materials	$ 507,719
Packaging Materials	12,674
Semi-Finished Goods	351,943
Finished Goods	573,335
Supplies	252,908

$ 1,698,579

ANHUI PROVINCE RUNJI CEMENT CO., LTD
NOTES TO FINANCIAL STATEMENTS
(AMOUNTS AND DISCLOSURES AT AND FOR THE YEAR ENDED AUGUST 31, 2007 AND 2006)

NOTE 5 – ADVANCES TO SUPPLIERS Advances to suppliers consist of the following:

31-Aug-07

Advances $4,002,720

Advances to suppliers represents amounts prepaid for Construction in Progress. The advances are applied against amounts due the supplier as the materials are shipped.

NOTE 6 – PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following:
31-Aug-07

Building - Cost	$ 18,344,883
Building - Accumulated Depr	(1,031,729)
Building - Net	17,313,154

Equipment & Machinery - Cost	16,891,566
Equipment & Machinery - Accumulated Depr	(3,444,661)
Equipment & Machinery - Net	13,446,905

Automobiles - Cost	225,158
Automobiles – Accumulated Depr	(44,930)
Automobiles - Net	180,228

Other Equipment - Cost	6,604
Other Equipment - Accumulated Depr	(167)
Other Equipment - Net	6,437

Computer Equipment - Cost	11,906
Computer Equipment - Accumulated Depr	(2,928)
Computer Equipment - Net	8,978

Total Fixed Assets - Net	$ 30,955,702

Construction in progress	105,181

$ 31,060,882

ANHUI PROVINCE RUNJI CEMENT CO., LTD
NOTES TO FINANCIAL STATEMENTS
(AMOUNTS AND DISCLOSURES AT AND FOR THE YEAR ENDED AUGUST 31, 2007 AND 2006)

NOTE 7 –INTANGIBLE ASSETS & DEFERRED CHARGES

Intangibles and deferred charges include the following:

31-Aug-07

Mineral exploration right-Shihuishi Mineral exploration right-Shayan

ANHUI PROVINCE RUNJI CEMENT CO., LTD
NOTES TO FINANCIAL STATEMENTS
(AMOUNTS AND DISCLOSURES AT AND FOR THE YEAR ENDED AUGUST 31, 2007 AND 2006)

NOTE 9 – BANK LOANS (CONTINUED)

In August 30, 2007, the Company returned $238,420 to Xianzhong Bank. In Feb. 9, 2007 Hanshan Government loaned $264,698 to the Company, without interest charge and maturity date. The Company can decide the date to pay back the loan.

NOTE 10 –DUE TO RELATED PARTIES (L/T)

Due to Other Related Parties (L/T) consists of the following:

31-Aug-07

Due to related party - L/T - Nanjin Hongren (a)	$ 12,689,198
Due to related party - L/T - Nanjin Runji (a)	6,460,246
Due to related party - L/T - Shouren, Zhao (b)	1,346,219
Due to related party - L/T - Xuanjun, Yang (b)	1,032,322

$ 21,527,985

(a)	Companies owned by the shareholders

(b)	Shareholders of the Company

The amount due to related parties represents loans payable that are unsecured, non-interest bearing and have no fixed terms of repayment, therefore, deemed payable on demand. The loans from related parties are to meet the Company’s need in operation.

NOTE 11 – COMMITMENTS AND CONTINGECIES

Social insurance for employees

According to the prevailing laws and regulations of the PRC, the Company is required to cover its employees with medical, retirement and unemployment insurance programs. Management believes that due to the transient nature of its employees, the Company does not need to provide all employees with such social insurances, and has paid the social insurances for the Company’s employees who have completed three months’ continuous employment with the Company.

In the event that any current or former employee files a complaint with the PRC government, the Company may be subject to making up the social insurances as well as administrative fines. As the Company believes that these fines would not be material, no provision has been made in this regard.

Tax issues

The tax authority of the PRC Government conducts periodic and ad hoc tax filing reviews on business enterprises operating in the PRC after those enterprises had completed their relevant tax filings, hence the Company’s tax filings may not be finalized. It is therefore uncertain as to whether the PRC tax authority may take different views about the Company’s tax filings which may lead to additional tax liabilities.

ANHUI PROVINCE RUNJI CEMENT CO., LTD
NOTES TO FINANCIAL STATEMENTS
(AMOUNTS AND DISCLOSURES AT AND FOR THE YEAR ENDED AUGUST 31, 2007 AND 2006)

NOTE 12 – INCOME TAXES

The Company ‘s Enterprise Income Tax (“EIT”) rate of 33%,

31-Aug-07

Income Taxes $454,644

NOTE 13 – SEGMENT INFORMATION

The Company operates in one industry segment – research, development, manufacture, marketing and sales of products. Substantially all of the Company’s identifiable assets and operations at Aug 31, 2007 and Aug 31, 2006 were located in the PRC.

NOTE 14 - OPERATING RISK

Country risk

The Company has significant investments in the PRC. The operating results of the Company may be adversely affected by changes in the political and social conditions in the PRC and by changes in Chinese government policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things. There can be no assurance; however, those changes in political and other conditions will not result in any adverse impact.